LETTER TO SHAREHOLDERS                            ACM Managed Dollar Income Fund
================================================================================

May 27, 1998

Dear Shareholder:

We are pleased to report to you on our strategy, performance and outlook of the ACM Managed Dollar Income Fund for the six-month period that ended March 31, 1998. The Fund is designed for investors who seek high current income. The Fund's secondary objective is capital appreciation. To achieve these objectives, the Fund invests primarily in high yielding, high risk U.S. and non-U.S. fixed income securities, denominated in U.S. dollars, that we expect to benefit from improving economic and credit fundamentals.

MARKET OVERVIEW

During the six-month period under review, developments in East Asia caused concern in the world's financial markets. Economic problems that began in Thailand quickly spread to Malaysia, Indonesia, the Philippines and South Korea. Throughout the region, fast growth, fueled by strong capital inflows, and overvalued currencies had combined to produce large external trade deficits, property and stock market bubbles and overextended banking systems. Immediate policy responses in the affected countries were often inadequate and/or poorly articulated, causing a temporary sell-off across worldwide financial markets. As a result, the International Monetary Fund (IMF), along with world leaders, put pressure on the Asian countries to make the necessary economic reforms. These reforms were then supported by large capital infusions from the IMF and its sponsors. Although the worst appears to be behind us, volatility should continue to persist due to concerns about a possible currency devaluation by China and the uncertain economic environment in Japan.

Outside of East Asia, emerging markets worldwide were negatively impacted as investors assumed that these countries would experience similar problems. As a result, security prices initially were pushed lower in Latin America and Eastern Europe. As investors realized that the spill-over effects from Asia were limited, they bid up the prices of Latin American and Eastern European securities. By the end of March 1998, prices of many emerging market debt issues returned to their pre-Asian crisis level.

In spite of events in East Asia, the U.S. economy continued along a path of strong growth coupled with low inflation. First quarter Gross Domestic Product
(GDP), a measure of U.S. economic growth, came in at 4.2%, higher than the fourth quarter's 3.7%. In addition, the Consumer Price Index recorded a low year-over-year rate of 1.4% in March. Benefiting from this positive domestic economic news, the high yield market posted the strongest returns among the major fixed income sectors.

INVESTMENT STRATEGY

Consistent with our long-term positive outlook on the emerging markets and the U.S. high yield market, we maintained an above-market spread duration in your Fund's portfolio. Spread duration is a measure of a bond's price sensitivity to changes in its yield spread relative to Treasury securities. Among other factors, spread duration can be driven by a country's credit risk profile. Maintaining an above-market spread duration enhances price movements in a Fund's portfolio. In addition, we increased our telecom sector allocation within the U.S. high yield portion of the portfolio, to take advantage of above average spreads in this growing sector of the high yield market.

INVESTMENT RESULTS

The following table shows how your Fund performed over the past six- and 12-month periods. For comparison, we have included the J.P. Morgan Emerging Market Bond Index-Plus, a standard measure of the performance of a basket of unmanaged emerging market debt securities, and the First Boston High Yield Index, a standard measure of the performance of a

                                                  ACM Managed Dollar Income Fund
================================================================================

basket of unmanaged U.S. high yield debt securities. We compare your Fund's performance to a blended composite of both indices, 65% J.P. Morgan Emerging Markets Bond Index-Plus and 35% First Boston High Yield Index, because this blended composite more closely resembles the composition of your Fund.

  INVESTMENT RESULTS*

  Period Ended March 31, 1998

                                  Total Returns
                              6 Months   12 Months
                              --------   ---------
  ACM Managed Dollar
   Income Fund                  2.11%     26.44%
  J.P. Morgan Emerging
   Markets Bond Index-Plus      0.88%     17.99%
  First Boston High
   Yield Index                  4.67%     14.33%
  Composite:
  65% J.P. Morgan Emerging
   Markets Bond Index-Plus
  35% First Boston High
   Yield Index                  2.21%     16.71%

  * The Fund's investment results are cumulative total returns for the period and are based on the net asset value as of March 31, 1998. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

  The J.P. Morgan Emerging Markets Bond Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady Bonds. The First Boston High Yield Index is a trader priced portfolio representing 250 sectors and constructed to mirror the high yield debt market. The indices are unmanaged and reflect no fees or expenses. An investor cannot invest directly in the indices.


Over the six-month period under review, the Fund slightly underperformed its benchmark due to underweighted positions in Bulgaria, investments in Brazilian corporate securities which fell in price (these securities are not included in the benchmark) and an above-market weighting in Russia. Additionally, these negative effects were enhanced due to our above-market spread duration. However, over the longer 12-month period, an overweighted position in Russia and spread duration helped the Fund to significantly outperform its benchmark.

OUTLOOK

The outlook for emerging market debt continues to be attractive. We remain positive in our view on Latin America. Although tougher competition and falling demand from Asia will slow their economies, we still anticipate healthy growth in the region. In particular, we favor countries such as Mexico, Argentina and Peru. In Eastern Europe, we continue to view Russia positively. The government remains committed to reforms and the economy continues to show improvement.

In the U.S. we continue to have a favorable outlook for the high yield market. The combination of moderate growth and low inflation provides, in our view, an ideal environment for investing in these securities. However, as the economy begins to slow, security selection within the high yield sector will take on added importance. We will continue to review each security using a fundamental, bottom-up approach.

Thank you for your continued interest and investment in ACM Managed Dollar Income Fund. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,



/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Wayne D. Lyski

Wayne D. Lyski
President

PORTFOLIO OF INVESTMENTS
March 31, 1998 (unaudited)                        ACM Managed Dollar Income Fund
================================================================================

                                                   Principal
                                                     Amount
                                                     (000)         U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT
  OBLIGATIONS--53.5%
OTHER SOVEREIGN
  DEBT OBLIGATIONS--29.9%
ARGENTINA--9.2%
Republic of Argentina
  Global Bond
  11.375%, 1/30/17 ........................     $      25,000      $  27,875,000
                                                                   -------------
INDONESIA--3.3%
Republic of Indonesia
  7.75%, 8/01/06 ..........................            12,000         10,000,800
                                                                   -------------
RUSSIA--12.9%
Russian Principal Loans--FRN
  6.719%, 12/15/20(a) .....................            62,250         39,086,775
                                                                   -------------
VENEZUELA--4.5%
Republic of Venezuela
  Global Bond
  9.25%, 9/15/27 ..........................            15,023         13,685,953
                                                                   -------------
Total Other Sovereign
  Debt Obligations
  (cost $110,427,045) .....................                           90,648,528
                                                                   -------------

NON-COLLATERALIZED
  BRADY BONDS--23.6%
BRAZIL--15.4%
Republic of Brazil C Bonds
  8.00%, 4/15/14(b) .......................            55,303         46,557,885
                                                                   -------------
ECUADOR--4.9%
Republic of Ecuador
  PDI Bonds FRN
  6.625%, 2/27/15(c) ......................            22,810         14,755,047
                                                                   -------------
PERU--3.3%
Republic of Peru
  FLIRB
  3.25%, 3/07/17(d)(e) ....................             5,000          3,151,563
Republic of Peru--PDI
  4.00%, 3/07/17(d) .......................            10,000          6,884,375
                                                                   -------------
                                                                      10,035,938
                                                                   -------------
Total Non-Collateralized
  Brady Bonds
  (cost $51,489,136) ......................                           71,348,870
                                                                   -------------
Total Sovereign Debt Obligations
  (cost $161,916,181) .....................                          161,997,398
                                                                   -------------


U.S. CORPORATE DEBT
  OBLIGATIONS--48.7%
AGRICULTURE--1.7%
Trans-Resources, Inc.
  10.75%, 3/15/08(e) ......................             5,000          5,162,500
                                                                   -------------
BASIC INDUSTRY--1.8%
MAXXAM Group Holdings, Inc.
  12.00%, 8/01/03 .........................             5,000          5,475,000
                                                                   -------------
BROADCASTING &
   CABLE--5.4%
Optel, Inc. Series B
  13.00%, 2/15/05(f) ......................             8,500          9,477,500
Telemundo Group, Inc.
  7.00%, 2/15/06 ..........................             6,400          6,848,000
                                                                   -------------
                                                                      16,325,500
                                                                   -------------
BROADCASTING &
   MEDIA--1.4%
Sullivan Graphics, Inc.
  12.75%, 8/01/05 .........................             4,000          4,220,000
                                                                   -------------
CHEMICALS--2.4%
Sterling Chemicals, Inc.
  11.25%, 4/01/07 .........................             4,000          4,090,000
Uniroyal Technology Corp.
  11.75%, 6/01/03 .........................             3,000          3,120,000
  Warrants, expiring
  6/01/03(g)(h) ...........................                30             30,000
                                                                   -------------
                                                                       7,240,000
                                                                   -------------
CONSUMER PRODUCTS
   & SERVICES--3.1%
Renaissance Cosmetics, Inc.
  Warrants, expiring
  8/15/01(g)(i) ...........................             8,000              8,000
Riverwood International Corp.
  10.875%, 4/01/08 ........................             5,000          5,050,000
Waterford Gaming LLC
  12.75%, 11/15/03 ........................             3,784          4,200,240
                                                                   -------------
                                                                       9,258,240
                                                                   -------------

                                                  ACM Managed Dollar Income Fund
================================================================================

                                                   Principal
                                                     Amount
                                                     (000)         U.S. $ Value
--------------------------------------------------------------------------------
ENERGY--2.9%
National Energy Group, Inc.
  10.75%, 11/01/06 ........................     $       3,000      $   2,880,000
Transamerican Energy, Inc.
  11.50%, 6/15/02 .........................             6,000          5,970,000
                                                                   -------------
                                                                       8,850,000
                                                                   -------------

GROCERY--4.0%
DiGiorgio Corp.
  10.00%, 6/15/07 .........................             7,000          7,000,000
The Pantry, Inc.
  10.25%, 10/15/07 ........................             5,000          5,175,000
                                                                   -------------
                                                                      12,175,000
                                                                   -------------

HEALTHCARE--2.0%
Healthcor Holdings, Inc.
  11.00%, 12/01/04(e) .....................             6,000          5,985,000
                                                                   -------------

LEISURE &
   ENTERTAINMENT--2.0%
Trump Atlantic City
  11.25%, 5/01/06 .........................             6,000          6,195,000
                                                                   -------------

METAL/MINERALS--5.5%
ACME Metals, Inc.
  10.875%, 12/15/07(e) ....................             6,000          6,225,000
Doe Run Resources
  11.25%, 3/15/05 .........................             6,000          6,225,000
Weirton Steel Corp.
  10.75%, 6/01/05 .........................             4,000          4,260,000
                                                                   -------------
                                                                      16,710,000
                                                                   -------------

OIL & GAS--1.0%
Panaco, Inc.
  10.625%, 10/01/04 .......................             3,000          3,045,000
                                                                   -------------

PLASTICS--1.9%
Foamex LP
  13.50%, 8/15/05(e) ......................             5,000          5,800,000
                                                                   -------------

PUBLISHING--1.7%
Commemorative Brands, Inc.
  11.00%, 1/15/07 .........................             5,000          5,125,000
                                                                   -------------

RESTAURANTS--1.7%
Planet Hollywood International
  12.00%, 4/01/05(e) ......................             5,000          5,125,000
                                                                   -------------

                                                   Shares or
                                                   Principal
                                                     Amount
                                                     (000)         U.S. $ Value
--------------------------------------------------------------------------------
TELECOMMUNICATIONS--10.2%
American Mobile Satellite Corp.
  12.25%, 4/01/08 .........................             3,000          3,112,500
Convergent Communications
  13.0%, 4/01/08(e) .......................             3,200          3,224,000
Iridium L.L.C. Capital Corp.
  11.25%, 7/15/05(e) ......................            10,000         10,650,000
Orion Network Systems, Inc.
  11.25%, 1/15/07 .........................             5,000          5,800,000
  Warrants, expiring
  1/15/07(g)(j) ...........................             5,000             70,000
Primus Telecommunications
  Group, Inc.
  11.75%, 8/01/04 .........................             7,000          7,822,500
  Warrants, expiring
  8/01/04(g)(k) ...........................             7,000             21,000
                                                                   -------------
                                                                      30,700,000
                                                                   -------------
Total U.S. Corporate Debt
  Obligations
  (cost $138,578,513) .....................                          147,391,240
                                                                   -------------

NON-U.S. CORPORATE DEBT
  OBLIGATIONS--17.4%
ARGENTINA--2.7%
Supercanal Holdings SA
  12.00%, 11/07/02 ........................             8,059          8,058,533
                                                                   -------------
AUSTRALIA--1.7%
Centaur Mining & Exploration
  11.00%, 12/01/07(e) .....................             5,000          5,200,000
                                                                   -------------
JAPAN--2.3%
Fuji JB LLC Inv Pfd
  9.875%, 6/30/08(e) ......................             7,000          6,969,508
                                                                   -------------
RUSSIA--3.1%
Sibneft Promissory Note
  0.00%, 9/18/98 ..........................            10,000          9,345,000
                                                                   -------------
SOUTH KOREA--7.3%
Korea Electric Power
  6.00%, 12/01/26 .........................            10,000          9,100,400
Korea Electric Power
  7.00%, 2/01/27 ..........................             4,000          3,444,808
Samsung Electronics
  8.50%, 11/01/02(e) ......................            10,000          9,436,000
                                                                   -------------
                                                                      21,981,208
                                                                   -------------

PORTFOLIO OF INVESTMENTS (continued)              ACM Managed Dollar Income Fund
================================================================================

                                                   Shares
                                                 Contracts or
                                                   Principal
                                                     Amount
                                                     (000)         U.S. $ Value
--------------------------------------------------------------------------------
THAILAND--0.3%
Tanayong Public Co., Ltd.
  3.50%, 3/01/04(l) .......................     $       5,200      $     962,000
                                                                   -------------
Total Non-U.S. Corporate
  Debt Obligations
  (cost $53,818,612) ......................                           52,516,249
                                                                   -------------

OPTIONS PURCHASED--0.0%
Republic of Venezuela Par
  expiring April '98, strike
  price $87.125
  (cost $210,000) .........................            20,000            140,000
                                                                   -------------

NON-CONVERTIBLE
  PREFERRED STOCK--1.8%
Nextel Communications, Inc.,
   11.125%(e)
  (cost $5,090,000) .......................             5,000          5,300,000
                                                                   -------------

                                                   Principal
                                                     Amount
                                                     (000)         U.S. $ Value
--------------------------------------------------------------------------------
TIME DEPOSIT--4.2%
State Street Bank & Trust Co.,
  5.25%, 4/01/98
  (cost $12,784,000) ......................     $      12,784      $  12,784,000
                                                                   -------------

TOTAL INVESTMENTS--125.6%
  (cost $372,397,306) .....................                          380,128,887
Other assets less liabilities--(25.6%) ....                          (77,550,783)
                                                                   -------------

NET ASSETS--100%                                                   $ 302,578,104
                                                                   =============

--------------------------------------------------------------------------------

(a)  Coupon consists of 3.249% cash payment and 3.47% payment in kind.
(b)  Coupon consists of 4.5% cash payment and 3.5% payment in kind.
(c)  Coupon consists of 3.25% cash payment and 3.375% payment in kind.
(d) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at March 31, 1998.
(e) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, these securities amounted to $72,228,571 or, 23.87% of net assets.
(f)  Consists of $8,500,000 senior notes and 8,500 shares of common stock.
(g)  Non-income producing security.
(h) Each warrant entitles the holder to purchase one share at an exercise price of $4.375 per share.
(i) Each warrant entitles the holder to purchase one share at an exercise price of $0.01 per share.
(j) Each warrant entitles the holder to purchase .8463 shares at an exercise price of $0.01 per share.
(k) Each warrant entitles the holder to purchase 1.74513 shares at an exercise price of $9.075 per share.
(l)  Illiquid security valued at fair value (see Note A).

     Glossary of Terms:
     FLIRB -Front Loaded Interest Reduction Bond.
     FRN    -    Floating Rate Note.
     PDI    -    Past Due Interest.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998 (unaudited)                          ACM Managed Dollar Income Fund
==================================================================================
ASSETS
     Investments in securities, at value (cost $372,397,306) .....    $380,128,887
     Cash ........................................................       1,609,686
     Receivable for investment securities sold ...................      21,073,164
     Interest receivable .........................................       9,326,346
     Deferred organization expenses and other assets .............         123,934
                                                                     -------------
     Total assets ................................................     412,262,017
                                                                     -------------
LIABILITIES
     Loan payable ................................................      90,000,000
     Payable for investment securities purchased .................      18,984,000
     Advisory fee payable ........................................         242,801
     Interest payable ............................................         142,031
     Administrative fee payable ..................................          48,560
     Accrued expenses and other liabilities ......................         266,521
                                                                     -------------
     Total liabilities ...........................................     109,683,913
                                                                     -------------
NET ASSETS .......................................................    $302,578,104
                                                                     =============
COMPOSITION OF NET ASSETS
     Common stock, at par ........................................        $215,370
     Additional paid-in capital ..................................     293,121,121
     Undistributed net investment income .........................       3,727,420
     Accumulated net realized loss on investment transactions ....      (2,237,761)
     Net unrealized appreciation of investments and other assets .       7,751,954
                                                                     -------------
                                                                      $302,578,104
                                                                     =============
NET ASSET VALUE PER SHARE (based on 21,537,049 shares outstanding)          $14.05
                                                                     =============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended March 31, 1998 (unaudited)              ACM Managed Dollar Income Fund
===============================================================================================================
INVESTMENT INCOME
     Interest ..........................................................                            $20,848,380
EXPENSES
   Advisory fee ........................................................     $1,493,245
   Administrative fee ..................................................        298,649
   Custodian ...........................................................         50,994
   Audit and legal .....................................................         49,927
   Reports and notices to shareholders .................................         47,766
   Transfer agency .....................................................         17,614
   Registration fees ...................................................         16,125
   Directors' fees .....................................................         13,953
   Amortization of organization expenses ...............................          3,988
   Miscellaneous .......................................................         22,937
                                                                           ------------
   Total expenses before interest expense ..............................      2,015,198
   Interest expense ....................................................      3,055,708
                                                                           ------------
   Total expenses ......................................................                              5,070,906
                                                                                                   ------------
   Net investment income ...............................................                             15,777,474
                                                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investment transactions ........................                              1,515,800
   Net change in unrealized appreciation of investments and other assets                            (13,007,088)
                                                                                                   ------------
   Net loss on investments .............................................                            (11,491,288)
                                                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS .............................                             $4,286,186
                                                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS
==========================================================================================================

                                                                           Six Months Ended
                                                                            March 31, 1998     Year Ended
                                                                             (unaudited)   September 30, 1997
                                                                             -----------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income ................................................   $  15,777,474    $  37,544,476
   Net realized gain on investment transactions .........................       1,515,800       68,475,490
   Net change in unrealized appreciation of investments and other assets      (13,007,088)      (2,503,696)
                                                                            -------------    -------------
   Net increase in net assets from operations ...........................       4,286,186      103,516,270
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ................................................     (16,500,655)     (34,785,980)
   Net realized gain on investments .....................................     (25,704,945)             -0-
                                                                            -------------    -------------
   Net decrease in net assets resulting from dividends & distributions to
     shareholders .......................................................     (42,205,600)     (34,785,980)
COMMON STOCK TRANSACTIONS:
   Tender offer resulting in the redemption of 7,081,253 shares
     of Common Stock ....................................................             -0-     (102,761,893)
   Reinvestment of dividends resulting in the issuance of Common Stock ..       3,983,077              -0-
                                                                            -------------    -------------
   Total decrease .......................................................     (33,936,337)     (34,031,603)
NET ASSETS
   Beginning of year ....................................................     336,514,441      370,546,044
                                                                            -------------    -------------
   End of period (including undistributed net investment income of
     $3,727,420 and $4,450,601, respectively) ...........................   $ 302,578,104    $ 336,514,441
                                                                            =============    =============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended March 31, 1998 (unaudited)              ACM Managed Dollar Income Fund
=======================================================================================

INCREASE (DECREASE) IN CASH FROM OPERATING ACTIVITIES:
  Interest and dividends received ....................   $  20,642,848
  Interest expense paid ..............................      (3,056,900)
  Operating expenses paid ............................      (2,326,651)
                                                         -------------
  Net increase in cash from operating activities .....                   $  15,259,297

INVESTING ACTIVITIES:
  Purchases of long-term investments .................    (464,751,316)
  Proceeds from disposition of long-term investments .     467,792,825
  Sales of short-term investments, net ...............      31,530,902
                                                         -------------
  Net increase in cash from investing activities .....                       34,572,411

FINANCING ACTIVITIES(a):
  Cash dividends and distributions paid ..............     (38,222,523)
  Repayment for borrowings ...........................     (10,000,000)
                                                         -------------
  Net decrease in cash from financing activities .....                      (48,222,523)
                                                                          -------------
  Net increase in cash ...............................                        1,609,185
  Cash at beginning of period ........................                              501
                                                                          -------------
  Cash at end of period ..............................                    $   1,609,686
                                                                          =============

---------------------------------------------------------------------------------------
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM
OPERATIONS TO NET INCREASE IN CASH FROM OPERATING
ACTIVITIES:
  Net increase in net assets from operations..........                    $   4,286,186

ADJUSTMENTS:
  Decrease in interest receivable.....................   $     717,055
  Accretion of bond discount..........................        (922,587)
  Decrease in accrued expenses and other assets.......        (311,453)
  Decrease in interest payable........................          (1,192)
  Net loss on investments.............................      11,491,288
                                                         -------------
  Total adjustments...................................                       10,973,111
                                                                          -------------

NET INCREASE IN CASH FROM OPERATING ACTIVITIES                            $  15,259,297
                                                                          =============

--------------------------------------------------------------------------------
(a) Non-cash financing activities not included herein consist of reinvestment of dividends and distributions. See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
March 31, 1998 (unaudited)                        ACM Managed Dollar Income Fund
================================================================================

NOTE A: Significant Accounting Policies

ACM Managed Dollar Income Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on August 10, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities ex-change or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, and securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked price provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

2. Organization Expenses

Organization expenses of approximately $40,000 were deferred and are being amortized on a straight-line basis through October 1998.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Investment transactions are accounted for on the date the investments are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.

--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management, L.P. (the "Adviser") an advisory fee equal to an annualized rate of .75 of 1% of the average adjusted weekly net assets of the Fund during the month.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $7,555 during the six months ended March 31, 1998.

NOTES TO FINANCIAL STATEMENTS (continued)         ACM Managed Dollar Income Fund
================================================================================

Under the terms of an Administration Agreement, the Fund pays Princeton Administrators, L.P (the "Admin-istrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average adjusted weekly net assets. The Administrator prepares financial and regulatory reports for the Fund and provides clerical and other services.

--------------------------------------------------------------------------------

NOTE C: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, options and U.S. Government Securities) aggregated $444,040,274 and $461,085,275, respectively, for the six months ended March 31, 1998. There were no purchases or sales of U.S. government or government agency obligations for the six months ended March 31, 1998.

At March 31, 1998, the cost of investments, including options purchased, for federal income tax purposes was $372,397,306. Accordingly, gross unrealized appreciation of investments was $12,792,952 and gross unrealized depreciation of investments was $5,061,371, resulting in net unrealized appreciation of $7,731,581.

1. Options Transactions

For investment and hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premium paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security at a price different from the current market value.

There were no transactions in options written for the period ended March 31, 1998.

2. Interest Rate Swap Agreements

The Fund enters into interest rate swaps on sovereign debt obligations to protect itself from interest rate fluctuations on the underlying debt instruments and for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

                                                  ACM Managed Dollar Income Fund
================================================================================

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as net unrealized appreciation or depreciation on interest rate swap contracts.

At March 31, 1998 the Fund had no outstanding interest rate swap contracts.

--------------------------------------------------------------------------------

NOTE D: Capital Stock

There are 300,000,000 shares of $.01 par value capital stock authorized. Of the 21,537,049 shares of Common Stock outstanding at March 31, 1998, the Adviser owned 7,100 shares.

During the six months ended March 31, 1998, the Fund issued 293,293 shares in connection with the dividend reinvestment plan, and for the year ended September 30, 1997, the Fund did not issue shares in connection with the dividend reinvestment plan.

--------------------------------------------------------------------------------

NOTE E: Bank Borrowing

The Fund entered into a Revolving Credit Agreement with Citibank, N.A. which was renewed on March 24, 1998. The maximum credit available is $95,000,000 and the amount outstanding as of March 31, 1998 was $90,000,000 with an average interest rate of 6.40%. Interest payments on current borrowings are based on the London Interbank Offered Rate plus a premium. The average daily amount of the loan outstanding during the six months ended March 31, 1998 was approximately $93,901,099 with a related weighted average annualized interest rate of 6.53%. The Fund is also obligated to pay Citibank, N.A. a facility fee computed at the rate of .125 of 1% per annum on the average daily unused portion of the revolving credit.

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks which include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States Government. The Fund invests in the sovereign debt obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.

--------------------------------------------------------------------------------

NOTE G: Year 2000

Many computer software systems in use today cannot properly process date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund's major service providers fail to process this type of information properly, that could have a negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. The Adviser, as well as Alliance Fund Services, have advised the Fund that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, the Adviser has been advised by the Fund's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the Fund and the Adviser have no reason to believe that those goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Fund may be adversely affected by the inability of the securities' issuers of third parties to process this type of information properly.

FINANCIAL HIGHLIGHTS                                                                                  ACM Managed Dollar Income Fund
====================================================================================================================================

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                               For the Year Ended
                                           Six Months Ended                       September 30,                October 22, 1993 (a)
                                            March 31, 1998      ----------------------------------------------          to
                                              (unaudited)           1997              1996           1995       September 30, 1994
                                             ------------       ------------      ------------    ------------  ------------------
Net asset value, beginning of period .....         $15.84             $13.08            $10.42          $11.29           $14.04(b)
                                             ------------       ------------      ------------    ------------     ------------
Income From Investment Operations
---------------------------------
Net investment income ....................            .73(c)            1.45(c)           1.27            1.32             1.13
Net realized and unrealized gain (loss) on
  investment and options .................           (.54)              2.62              2.65            (.85)           (2.66)
                                             ------------       ------------      ------------    ------------     ------------
Net increase (decrease) in net asset value
  from operations ........................            .19               4.07              3.92             .47            (1.53)
                                             ------------       ------------      ------------    ------------     ------------
Less: Dividends and Distributions
---------------------------------
Dividends from net investment income .....           (.77)             (1.31)            (1.26)          (1.32)           (1.13)
Distributions in excess of net investment
  income .................................            -0-                -0-               -0-             -0-             (.02)
Distribution from net realized gains
  on investments .........................          (1.21)               -0-               -0-             -0-              -0-
Tax return of capital distribution .......            -0-                -0-               -0-            (.02)            (.07)
                                             ------------       ------------      ------------    ------------     ------------
Total dividends and distributions ........          (1.98)             (1.31)            (1.26)          (1.34)           (1.22)
                                             ------------       ------------      ------------    ------------     ------------
Net asset value, end of period ...........         $14.05             $15.84            $13.08          $10.42           $11.29
                                             ============       ============      ============    ============     ============

Market value, end of period ..............         $14.25             $15.00            $11.75          $9.875           $11.25
                                             ============       ============      ============    ============     ============
Total Return(d)
---------------
Total investment return based on:
Market value .............................           9.37%             40.87%            33.53%            .92%          (11.94)%
Net asset value ..........................           2.11%             33.64%            40.86%           6.11%          (11.62)%

Ratios/Supplemental Data
------------------------
Net assets, end of period (000's omitted)        $302,578           $336,514          $370,546        $295,013         $313,819
Ratio of expenses to average net assets ..           2.54%(e)           2.36%             2.59%           2.83%            1.78%(e)
Ratio of expenses to average net assets
  excluding interest expense(f) ..........           1.01%(e)           1.01%             1.07%           1.17%            1.07%(e)
Ratio of net investment income to average
  net assets .............................           7.91%(e)           8.00%             8.79%          10.56%            8.54%(e)
Portfolio turnover rate ..................            118%               274%              443%            344%             225%

--------------------------------------------------------------------------------

(a)  Commencement of operations.
(b)  Net of offering costs of $.06.
(c)  Based on average shares outstanding.
(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than the total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.
(e)  Annualized.
(f) Net interest expense of 1.53%, 1.35%, 1.52%, 1.66% and .71%, respectively, on loan agreements (See Note E).

ADDITIONAL INFORMATION                            ACM Managed Dollar Income Fund
================================================================================

Supplemental Proxy Information

The Annual Meeting of Shareholders of The Alliance ACM Managed Dollar Income Fund was held on March 31, 1998. The description of each proposal and number of shares voted at the meeting are as follows:

                                                                                Shares          Shares Voted
                                                                               Voted For      Without Authority
---------------------------------------------------------------------------------------------------------------
1. To elect directors:        Class One Directors
                              (term expires in 2001)
                              David H. Dievler                                  12,834,680           183,008
                              Clifford L. Michel                                12,856,925           160,763
                              Donald J. Robinson                                12,857,281           160,407

                                                           Shares            Shares Voted       Shares Voted
                                                          Voted For             Against            Abstain
---------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Ernst & Young LLP
as the Fund's independent
auditors for the Fund's
fiscal year ending September 30, 1998:                      12,792,617              51,053           174,018

                                                  ACM Managed Dollar Income Fund
================================================================================

BOARD OF DIRECTORS
John D. Carifa, Chairman                     William H. Foulk, Jr.(1)
Ruth Block(1)                                Dr. James M. Hester(1)
David H. Dievler(1)                          Clifford L. Michel(1)
John H. Dobkin(1)                            Donald J. Robinson(1)
                                             Robert C. White(1)

OFFICERS
Wayne D. Lyski, President                    Edmund P. Bergan, Jr., Secretary
Kathleen A. Corbet, Senior Vice President    Mark D. Gersten, Treasurer
Paul J. DeNoon, Vice President                  & Chief Financial Officer
VICKI L. FULLER, VICE PRESIDENT              Juan J. Rodriguez, Controller
Wayne C. Tappe, Vice President


ADMINISTRATOR                                INDEPENDENT AUDITORS
Princeton Administrators, L.P.               Ernst & Young LLP
P.O. Box 9095                                787 Seventh Avenue
Princeton, NJ 08543-9095                     New York, NY 10019

CUSTODIAN, DIVIDEND PAYING AGENT,            LEGAL COUNSEL
TRANSFER AGENT AND REGISTRAR                 Seward & Kissel
State Street Bank & Trust Company            One Battery Park Plaza
225 Franklin Street                          New York, NY 10004
Boston, MA 02110

--------------------------------------------------------------------------------

(1) Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Managed Dollar Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------

                                       ACM
                        -------------------------------
                                     MANAGED
                        -------------------------------
                                     DOLLAR
                        -------------------------------
                                   INCOME FUND
                        -------------------------------


                                             Semi-Annual Report
                                             March 31, 1998


                                             Alliance [LOGO]

--------------------------------------------------------------------------------

ACM Managed Dollar Income Fund
Summary of General Information

The Fund

ACM Managed Dollar Income Fund is a closed-end management investment company investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated in U.S. dollars. The Fund is designed for investors who seek high current income and capital appreciation over a period of years from investing in a portfolio of high yield, high risk U.S. and non-U.S. fixed income securities which the Fund's investment adviser expects to benefit from improving economic and credit fundamentals.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day. The Fund's NYSE trading symbol is "ADF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

Pursuant to the Fund's Dividend Reinvestment Plan shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by State Street Bank & Trust Company, as agent under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of State Street Bank & Trust Company. For questions concerning Shareholder account information, or if you would like a brochure describing the DividendReinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.


ACM Managed Dollar Income Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO]

(R)These registered service marks used under license from the owner, Alliance Capital Management L.P.

MDISR